Exhibit 24.2

                 Transcript from Records of Board of Directors

                               January 15, 1997

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            R E S OLVED,  that  the  preparation  and  filing  with  the
      Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended,
      including   any  required  exhibits  and  amendments  thereto  and
      c o ntaining the information required by such form and any additional information as the officers of the Company, with the advice  of  counsel, deem necessary, advisable or appropriate (the
        Annual  Report  ),  are hereby authorized and approved; that the
      Chairman  of  the  Board,  President,  any  Vice President and the
      Treasurer of the Company be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Company to execute the Annual Report and cause it to be filed with the Securities and Exchange Commission; that the officers referred to above be, and each of them hereby is, authorized to execute the Annual Report through or by W. L. Griffin, D. R. Pokross, Jr. or
      R. H. Kessel, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Company's general counsel.

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      I,  R.  H.  KESSEL, hereby certify that I am Secretary of TAMPA ELECTRIC
COMPANY (the "Company"), a Florida corporation, and there is above set forth a true, correct and complete copy of a certain resolution duly adopted by the Board of Directors of said Company at a Regular Meeting of said Board convened and held on January 15, 1997 at which meeting a quorum for the transaction of business was present and acting throughout.

      I further certify that said resolution has not been altered, amended or rescinded and that the same is now in full force and effect.

      WITNESS my hand and the seal of the Company this 12th day of March, 1997.

                                                   /s/ R. H. Kessel
                                                        Secretary
                                                 TAMPA ELECTRIC COMPANY
(CORPORATE SEAL)













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